UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2021

CNB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-39472	25-1450605
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Second Street

PO Box 42

Clearfield, Pennsylvania 16830

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (814) 765-9621

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	CCNE	The NASDAQ Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 7.125% Series A Non-Cumulative, Perpetual Preferred Stock)	CCNEP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 16, 2021, Joseph E. Dell, Jr., Senior Executive Vice President and Chief Commercial Banking Officer of CNB Financial Corporation (the “Corporation”), notified the Corporation of his retirement in his capacity as Senior Executive Vice President and Chief Commercial Banking Officer with the Corporation, effective December 31, 2021, as required under the Corporation’s bylaws. Mr. Dell will continue to serve in his current capacity with the Corporation until the effective date of his retirement. Effective January 1, 2022, Mr. Dell will assume a position with the Corporation supporting various initiatives throughout the Corporation’s market area. There were no disagreements between Mr. Dell and the Corporation.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 20, 2021, the Corporation held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”) at which the Corporation’s shareholders considered the following proposals: (i) to elect four Class 3 directors; (ii) to vote on a non-binding advisory resolution on the compensation program for the Corporation’s named executive officers; and (iii) to ratify the appointment of Crowe LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2021. The proposals are described in detail in the Corporation’s Definitive Proxy Statement for the Annual Meeting, which was filed with the SEC on March 11, 2021. The final results for the votes regarding each proposal are set forth below.

Election of Directors

At the Annual Meeting, the following persons were duly elected as Class 3 directors:

	Joseph B. Bower, Jr.	Robert W. Montler	Joel E. Peterson	Richard B. Seager
For	9,460,695	8,519,324	8,972,306	9,459,492
Against	192,494	1,129,045	678,718	186,181
Abstentions	28,322	33,142	30,487	35,838
Broker Non-Votes	2,229,004	2,229,004	2,229,004	2,229,004

Advisory Vote to Approve Named Executive Officer Compensation

At the Annual Meeting, the Corporation’s shareholders approved, by non-binding advisory vote, the compensation paid to the Corporation’s named executive offices. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,143,047	312,300	226,161	2,229,007

Ratification of Crowe LLP as the Corporation’s Independent Registered Public Accounting Firm

At the Annual Meeting, the Corporation’s shareholders ratified the appointment of Crowe LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2021. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,675,038	169,220	66,257	—

The results reported above are final voting results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB FINANCIAL CORPORATION

Date: April 22, 2021	By:	/s/ Tito L. Lima
Tito L. Lima
Treasurer